Exhibit 99.1

LRR Energy, L.P. April 18, 2012 IPAA OGIS New York Exhibit 99.1

This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy, L.P. ("LRR Energy") and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Actual results and future events could differ materially from those anticipated or implied in such statements. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2011 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. LRR Energy does not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

Lime Rock Management "Lime Rock" Who is Lime Rock? LRR Energy, L.P. Formed in 2005 ~$1.0 billion invested in 12 major acquisitions $497 million of additional acquisition capacity 20.0 MMBoe of proved reserves1 Owns 52% of LRE's LP interests Mature producing oil and natural gas properties 28.9 MMBoe of proved reserves2 Three operating regions $3.0 billion capital under management Consists of six funds Founded in 1998 Manages $3.9 billion of private capital LRR Energy, L.P. "LRE" Lime Rock Resources "LRR" Lime Rock Partners "LRP" Estimated proved reserves as of 12/31/2011 based on SEC pricing. SEC reserves as of 12/31/2011.

LRR Energy, L.P. LRR Energy, L.P. Upstream MLP formed in November 2011 (NYSE: LRE) Operate, acquire, exploit and develop mature oil and gas properties Experienced team with proven acquisition, operational and exploitation track record, and strong industry relationships Growth strategy supported by multiple acquisition avenues Conservative financial strategy – maintenance capital, balance sheet, hedge program, distribution coverage Market Valuation2 28.9 MMBoe proved reserves 87% proved developed Q4 2012 production: 5,761 Boe/d (36% liquids) Reserve life: 13.7 years Equity market cap: $424 MM Net debt: $154 MM Enterprise value: $579 MM Current yield: 10.0% Key Statistics1 SEC reserves as of 12/31/2011. Market data based on 4/12/2012 unit price of $18.91. Enterprise value assumes $1.5 million of cash and $155.8 million of debt as of 12/31/2011.

Property Summary LRR Energy, L.P. Source: SEC reserves as of 12/31/2011. Approximately 70% of total estimated proved reserves were proved developed producing and approximately 15% were proved developed non-producing. Mid Continent Gulf Coast 4Q 2011 Production (Boe/d) 2,092 Proved Reserves (MMBoe) 10.0 % Proved Developed 94% % Liquids 0% Total Proved Reserve Life (R/P) 13.2 Permian 4Q 2011 Production (Boe/d) 2,648 Proved Reserves (MMBoe) 15.3 % Proved Developed 79% % Liquids 60% Total Proved Reserve Life (R/P) 15.9 LRE Total 4Q 2011 Production (Boe/d) 5,761 4Q 2011 % Revenues - Liquids 56% Proved Reserves (MMBoe) 28.9 % Proved Developed1 85% % Liquids 36% Total Proved Reserve Life (R/P) 13.7 4Q 2011 Production (Boe/d) 1,021 Proved Reserves (MMBoe) 3.5 % Proved Developed 88% % Liquids 30% Total Proved Reserve Life (R/P) 9.3

Quality Assets Low Risk, Mature Assets Focused Portfolio Control Development Low-Cost Operator Developmental Inventory Shallow production decline 85% proved developed reserves 13.7x R/P Focused operations and diversified geographically Three operating areas with scale Operate 93% of proved reserves Nearly all acreage is held by production Control project selection, timing and costs All major fields in primary production 4Q 2011 field level cash costs of $12.42/Boe1 Low risk, balanced proved inventory 196 gross development projects 214 gross drilling locations LRR Energy, L.P. 4Q 2011 field level cash cost per Boe based on expenses of $3.291 million divided by 265 MBoe (see page 53 of the 12/31/2011 10-K SEC filing). Expenses include Lease Operating Expenses of $2.441 million, and Production and Ad Valorem Taxes of $0.850 million.

Permian Basin Region1 Key fields: Red Lake, Pecos Slope Proved reserves: 15.3 MMBoe (53% of total) Net production: 2,648 Boe/d (46% of total) R/P Ratio: 15.9x Developed acreage: 194,431 gross (122,593 net) LRE operated: 93% of value 143 gross development projects & 173 gross drilling locations 682 gross (564 net) producing wells 2012 development plan $19.3 MM (91% of total capital) LRR Energy, L.P. SEC reserves as of 12/31/2011. Net production represents the pro rated 46 day period from 11/16/2011 to 12/31/2011.

Mid-Continent & Gulf Coast Regions Mid-Continent Summary Overview1 Key fields: Potato Hills Proved reserves: 10.0 MMBoe (35% of total) Net production: 2,092 Boe/d (36% of total) R/P Ratio: 13.2x LRE operated: 92% of value 44 gross development projects & 40 gross drilling locations Gulf Coast Summary Overview1 Key fields: New Years Ridge, GW-Stratton Proved reserves: 3.5 MMBoe (12% of total) Net production: 1,021 Boe/d (18% of total) R/P Ratio: 9.3x LRE operated: 100% of value 9 gross development projects & 1 gross drilling location LRR Energy, L.P. SEC reserves as of 12/31/2011. Net production represents the pro rated 46 day period from 11/16/2011 to 12/31/2011.

Capital budget of $21.2 MM Maintenance capital of $18.0 MM Red Lake (Permian) – $16.5 MM Drill 13 wells, recomplete 8 wells Targeting Yeso formation LRR Energy, L.P. 2012 Capital Budget Total Capex – By Project Type ($ MM) Reserves Associated with Capex Total Capex – By Region ($ MM) $12.3 58% $3.9 18% $2.1 10% $2.9 14% Drilling RC WO Other $19.3 91% $0.1 1% $1.8 8% Permian Mid-Con Gulf Coast 53% 31% 16% Oil Gas NGLs

LRR Energy, L.P. Significant Growth Potential – Acquisition Sources 20.0 MMBoe proved reserves1 $497 million of current acquisition capacity Strategy includes future LRR funds $3.0 billion of capital under management Potential asset acquisitions from portfolio companies Attractive market conditions Producers continue to fund shale growth with conventional asset sales Drop-downs from Lime Rock Resources Joint Bids with Lime Rock Resources Acquisitions from Lime Rock Partners Acquisitions from Third Parties Expands LRE acquisition universe Supports ultimate drop-down strategy 12 major acquisitions since 2006 for ~ $1.0 billion Estimated proved reserves as of 12/31/2011 based on SEC pricing.

Hedge Portfolio LRR Energy, L.P. ~84% of current PDP is hedged through 2015 Assuming flat production1, our production is hedged 73% in 2012, 61% in 2013, 51% in 2014 and 46% in 2015 Average prices: $5.70 per MMBtu, $100.94 per oil barrel and $51.82 per NGL barrel Note: Hedge prices based on weighted-average of swap and collar floor prices. Natural Gas Hedges NGL Hedges Crude Oil Hedges Assumes production through 2015 remains constant at midpoint of 2012 guidance (5,900 Boe/d) and production mix of gas 65%, oil 25% and NGL 10%. ($/Bbl) 2012 2013 2014 2015 Hedged Price $52.18 $51.31 NA NA 0 50 100 150 200 250 2012 2013 2014 2015 Production (MBbl) Hedged Volumes Production 57% 80% ($/Mcf) 2012 2013 2014 2015 Hedged Price $5.56 $5.59 $5.76 $5.96 0 2 4 6 8 10 2012 2013 2014 2015 Production (Bcf) Hedged Volumes Production 78% 69% 61% 55% ($/Bbl) 2012 2013 2014 2015 Hedged Price $102.44 $101.30 $100.01 $98.90 0 100 200 300 400 500 600 2012 2013 2014 2015 Production (MBbl) Hedged Volumes Production 71% 54% 46% 41%

Upstream MLP Yields1 LRE's current yield is attractive compared to peers LRR Energy, L.P. Based on unit prices as of 4/12/2012 and most recently announced quarterly distribution. Peer Average: 8.3% 10.8% 10.2% 10.1% 10.0% 8.6% 8.1% 7.8% 7.5% 7.2% 4.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% MEMP QRE BBEP LRE VNR MCEP LGCY PSE LINE EVEP

Why LRE MLP? Experienced and incentivized management team with track record of: Successful acquisitions Skilled exploitation Distributions Capital management Proven Management Stable, low-risk and predictable properties Primary production and low cost asset portfolio Large internal project inventory 93% of properties operated Quality Assets Multiple avenues for growth Large inventory of suitable assets at LRR Potential acquisitions from LRP Attractive acquisition market Available debt capacity provides capital for debt-financed initial acquisition Growth Potential Distributions supported by: Maintenance capital Substantial hedges through 2015 Strong balance sheet Significant distribution coverage Conservative Financial Strategy LRR Energy, L.P.